UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 24, 2015

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 24, 2015, Apple Inc. (“Apple”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Merrill Lynch International and HSBC Bank plc, as representatives of the several underwriters named therein, for the issuance and sale by Apple of £750,000,000 aggregate principal amount of Apple’s 3.05% Notes due 2029 (the “2029 Notes”), and £500,000,000 aggregate principal amount of the Company’s 3.60% Notes due 2042 (the “2042 Notes,” and, together with the 2029 Notes, the “Notes”).

The Notes are being issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate dated as of July 31, 2015 issued pursuant thereto establishing the terms of each series of the Notes (the “Officer’s Certificate”).

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191) (the “Registration Statement”).

Interest on the Notes will be payable semi-annually on January 31 and July 31 of each year, beginning on January 31, 2016 and on the applicable maturity date for each series of Notes. The 2029 Notes will mature on July 31, 2029, and the 2042 Notes will mature on July 31, 2042.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes). Apple is furnishing the Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) attached hereto as Exhibits 1.1 and 4.1 through 4.3, respectively, and they are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to the Registration Statement. The computation of Apple’s ratio of earnings to fixed charges is filed as Exhibit 12.1 hereto, and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1

Underwriting Agreement, dated as of July 24, 2015, among Apple Inc. and Goldman, Sachs & Co., Merrill Lynch International and HSBC Bank plc, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated as of July 31, 2015

4.2	Form of Global Note representing the 2029 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2042 Notes (included in Exhibit 4.1)

5.1	Opinion of Shearman & Sterling LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Shearman & Sterling LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2015	Apple Inc.

	By:	/s/ Luca Maestri
Senior Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1

Underwriting Agreement, dated as of July 24, 2015, among Apple Inc. and Goldman, Sachs & Co., Merrill Lynch International and HSBC Bank plc, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated as of July 31, 2015

4.2	Form of Global Note representing the 2029 Notes (included in Exhibit 4.1)

4.3	Form of Global Note representing the 2042 Notes (included in Exhibit 4.1)

5.1	Opinion of Shearman & Sterling LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Shearman & Sterling LLP (included in the opinion filed as Exhibit 5.1)